Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”) is made as of this 29th day of January, 2010 by and among:

TUESDAY MORNING, INC., a Texas corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;

the BORROWERS party hereto;

the GUARANTORS party hereto;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of December 15, 2008 (as amended, amended and restated, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders party thereto (the “Lenders”), and (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer;

WHEREAS, pursuant to Section 2.05(d) of the Credit Agreement, the Borrowers are required to pay to the Administrative Agent, on the first day of each Clean-down Period, an amount equal to the amount by which (A) the aggregate principal amount of all Committed Loans, L/C Borrowings and Swing Line Loans outstanding on such day exceeds (B) $45,000,000 and are not thereafter permitted to request Committed Loans and/or Swing Line Loans if such request would cause the aggregate principal amount of all Committed Loans, L/C Borrowings and Swing Line Loans to exceed $45,000,000 at any time during such Clean-down Period; and

WHEREAS, the Borrowers have requested, and the Administrative Agent and the Lenders have agreed, to amend Section 2.05(d) of the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

1.                                       Definitions.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                                       Amendment to Article II of Credit Agreement.  Section 2.05(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted in its stead:

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“(d)         The Borrowers shall pay to the Administrative Agent, on the first day of each Clean-down Period (commencing with the Clean-down Period beginning on December 28, 2010), an amount equal to the amount by which (A) the aggregate principal amount of all Committed Loans, L/C Borrowings and Swing Line Loans outstanding on such day exceeds (B) $65,000,000 and shall not thereafter request Committed Loans and/or Swing Line Loans hereunder if such request would cause the aggregate principal amount of all Committed Loans, L/C Borrowings and Swing Line Loans to exceed $65,000,000 at any time during such Clean-down Period.”

3.                                       Ratification of Loan Documents.  Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

4.                                       Conditions to Effectiveness.  This Second Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)                                  The Administrative Agent shall have received counterparts of this Second Amendment duly executed and delivered by each of the parties hereto.

(b)                                 All corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)                                  The Loan Parties shall have paid to the Administrative Agent, for the account of each Lender signing this Second Amendment, an amendment fee (the “Amendment Fee”) in the amount set forth on Schedule I hereto.  The Amendment Fee shall be fully earned and paid by the Loan Parties to the Administrative Agent in full on the effective date of this Second Amendment.  The Amendment Fee shall not be subject to refund or rebate under any circumstances.

(d)                                 The Loan Parties shall have paid in full all reasonable and documented costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Second Amendment and related documents.

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(e)                                  After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

5.                                       Miscellaneous.

(a)                                  This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page to this Second Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment.

(b)                                 This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)                                  Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

(d)                                 The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Second Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Second Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

TUESDAY MORNING, INC., as Lead Borrower and as a Borrower

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Executive Vice President, Chief Financial Officer and Secretary

TUESDAY MORNING PARTNERS, LTD., as a Borrower

By:	Days of the Week, Inc., its General Partner

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Executive Vice President, Chief Financial Officer and Secretary

TUESDAY MORNING CORPORATION, as a Guarantor

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

TMI HOLDINGS, INC., as a Guarantor

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Vice President, Secretary and Treasurer

FRIDAY MORNING, INC., as a Guarantor

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Executive Vice President, Chief Financial Officer and Secretary

DAYS OF THE WEEK, INC., as a Guarantor

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Executive Vice President, Chief Financial Officer and Secretary

NIGHTS OF THE WEEK, INC., as a Guarantor

By:	/s/ Stephanie Bowman
Name:	Stephanie Bowman
Title:	Vice President, Secretary and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, L/C Issuer and Swingline Lender and as a Lender

By:	Roger Malouf
Name:	/s/ Roger Malouf
Title:	Vice President

WELLS FARGO RETAIL FINANCE, LLC, as Joint Lead Arranger, Joint Bookrunner and Syndication Agent and as a Lender

By:	Jason B. Searle
Name:	/s/ Jason B. Searle
Title:	Vice President

REGIONS BANK, as a Lender

By:	Kevin R. Rogers
Name:	/s/ Kevin R. Rogers
Title:	Attorney-in-Fact

Schedule I

Lender	Amendment Fee
Bank of America, N.A.	$75,000
Wells Fargo Retail Finance, LLC	$75,000
Regions Bank	$30,000